EX-10.22.5

FIRST AMENDMENT TO
AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (“First Amendment”), by and among EMERITUS CORPORATION, a Washington corporation (the “Company”), AP SUMMERVILLE, LLC, a Delaware limited liability company (“AP Summerville”), AP SUMMERVILLE II, LLC, a Delaware limited liability company (“AP Summerville II”), APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership (“AREIF III”), and APOLLO REAL ESTATE INVESTMENT FUND IV, L.P., a Delaware limited partnership (“AREIF IV”, and together with AP Summerville, AP Summerville II and AREIF III, the “Apollo Shareholders”) and DANIEL R. BATY, an individual (“Baty”), CATALINA GENERAL PARTNERSHIP L.P., a Washington limited partnership (“Catalina”), COLUMBIA SELECT, L.P., a Washington limited partnership (“Columbia”), and B.F. LIMITED PARTNERSHIP, a Washington limited partnership (“B.F., and collectively with Baty, Catalina and Columbia, the “Baty Shareholders”) and SARATOGA PARTNERS IV, L.P. a Delaware limited partnership (“Saratoga”), SARATOGA COINVESTMENT IV, LLC, a Delaware limited liability company (“Saratoga IV”), and SARATOGA MANAGEMENT COMPANY, LLC, a Delaware limited liability company (“Saratoga Management” and, collectively with Saratoga, and Saratoga IV the “Saratoga Shareholders”) is effective as of April 30, 2010.  The Apollo Shareholders, the Baty Shareholders and the Saratoga Shareholders are collectively referred to herein as the “Shareholders”.  This First Amendment amends that certain Amended and Restated Shareholders Agreement entered into as of March 29, 2007 by the Shareholders (the “Agreement”).  All defined terms used herein shall have the same meaning as in the Agreement unless otherwise defined herein.

NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1.           Section 3.3 of the Agreement is hereby amended in its entirety to read as follows:

3.3	Permitted Transfers. Notwithstanding the foregoing restrictions in this Article 3, the Shareholders may Transfer, from time to time, any of their Shares:

3.3.1 if there is then in effect a registration statement under the Securities Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement;

3.3.2 pursuant to the safe harbor provided by Rule 144 of the Securities Act, provided, however, that such a sale shall be subject to the co-sale rights provided for in Section 3.5;

3.3.3  as distributions to the Apollo Limited Partners; provided, however, that (i) the Apollo Shareholders shall have notified the Company of the proposed Transfer and shall have furnished the Company with a statement describing in reasonable detail the circumstances surrounding the proposed Transfer, and (ii) if requested by the Company, the Apollo

Shareholders shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such Transfer is either exempt from the registration requirements of the Securities Act and the applicable securities laws of any state or that such registration requirements have been complied with;

3.3.4  as distributions to the Saratoga Shareholders’ partners and/or members; provided, however, that (i) the Saratoga Shareholders shall have notified the Company of the proposed Transfer and shall have furnished the Company with a statement describing in reasonable detail the circumstances surrounding the proposed Transfer, and (ii) if requested by the Company, the Saratoga Shareholders shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such Transfer is either exempt from the registration requirements of the Securities Act and the applicable securities laws of any state or that such registration requirements have been complied with;

3.3.5  to that Shareholder's spouse, parents, or children or other members of the Shareholder's family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Shareholder or members of his or her family or to a family limited partnership, limited liability company or other Person in connection with a bona fide estate planning transaction;

3.3.6 by way of bequest or inheritance upon death;

3.3.7 to the Company or to any other Shareholder;

3.3.8 by way of a bona fide gift; or

3.3.9 by way of any pledge of Shares made by the Shareholder pursuant to a bona fide loan transaction with an established financial institution that creates a mere security interest;

provided, that in Sections 3.3.5 - 3.3.8 above such transferee holds such transferring Shareholder's Shares subject to the terms of this Agreement and executes an supplemental agreement hereto in form and substance reasonably satisfactory to the Company evidencing his or her consent to become a party to, and be bound by the terms of, this Agreement, and provided further that notwithstanding anything to the contrary herein any pledge of Shares and any Shares pledged pursuant to Section 3.3.9 shall not be subject to any of the terms and conditions of this Agreement, including but not limited to the transfer restrictions provided for in this Article 3 and the co-sale rights provided for in Section 3.5.

2.	Conflicting Provisions. In the event of any conflict between the provisions of this First Amendment and the Agreement, the provisions of this First Amendment shall control.

3.	Other Terms Ratified. All other terms and conditions of the Agreement are hereby ratified and confirmed.

4.           Counterparts and Facsimile Signatures.  This First Amendment may be executed in two or more counterparts, which taken together shall constitute an original document.  This First Amendment may be executed by facsimile signature.

[Signature pages follows]

IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDER AGREEMENT as of the date first above written.

EMERITUS CORPORATION

By: /s/ Daniel R. Baty
Name: Daniel R. Baty
Title: CEO

AP SUMMERVILLE, LLC

     By: KRONUS PROPERTY III, INC.,
            its Manager

     By: /s/ Stuart Koenig
     Name: Stuart Koenig
     Title:  Vice President, Chief Financial Officer

AP SUMMERVILLE II, LLC

     By: KRONUS PROPERTY IV, INC.,
            its Manager

     By: /s/ Stuart Koenig
     Name: Stuart Koenig
     Title:  Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

     By: Apollo Real Estate Advisors III, L.P.,
            its General Partner

            By: Apollo Real Estate Capital Advisors III, Inc.,
                   its General Partner

       By: /s/ Stuart Koenig
                   Name: Stuart Koenig
                   Title: Vice President, Chief Financial Officer

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By: Apollo Real Estate Advisors IV, L.P.,
       its General Partner

       By: Apollo Real Estate Capital    Advisors IV, Inc.,
              its General Partner

       By: /s/ Stuart Koenig
       Name: Stuart Koenig
       Title: Vice President, Chief Financial Officer

/s/ Daniel R. Baty
Daniel R. Baty, an individual

CATALINA GENERAL PARTNERSHIP L.P.

By: B.F. Limited Partnership,
       its General Partner

       By: Columbia Pacific Group, Inc.,
              its General Partner

       By:  /s/ Daniel R. Baty
       Name: Daniel R. Baty
       Title: President

COLUMBIA SELECT, L.P.

By: B.F. Limited Partnership,
       its General Partner

       By: Columbia Pacific Group, Inc.,
              its General Partner

       By:     /s/ Daniel R. Baty
       Name: Daniel R. Baty
       Title: President

B.F. LIMITED PARTNERSHIP

By: Columbia Pacific Group, Inc.
       its General Partner

      By: /s/ Daniel R. Baty
      Name: Daniel R. Baty
      Title: President

SARATOGA PARTNERS IV, L.P.

By: Saratoga Associates IV LLC,
       its General Partner

       By: Saratoga Management Company LLC,
              its Manager

       By: /s/ Richard A. Petrocelli
       Name: Richard A. Petrocelli
       Title: Managing Director

SARATOGA COINVESTMENT IV, LLC

By: Saratoga Management Company,
       its managing member

       By: /s/ Richard A. Petrocelli
       Name: Richard A. Petrocelli
       Title: Managing Director

SARATOGA MANAGEMENT COMPANY, LLC

By: /s/ Richard A. Petrocelli
Name: Richard A. Petrocelli
Title: Managing Director